UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (date of earliest event reported): March 6, 2006

DEVCON INTERNATIONAL CORP.

(Exact Name of Registrant as Specified in Its Charter)

Florida	000-07152	59-0671992
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

595 South Federal Highway, Suite 500

Boca Raton, Florida 33432

(Address of principal executive office)

Registrant’s telephone number, including area code: (561) 955-7300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On March 6, 2006, Devcon International Corp., a Florida corporation (the “Company”), issued to certain investors under the terms of a Securities Purchase Agreement (the “Securities Purchase Agreement”), dated as of February 10, 2006, an aggregate principal amount of $45 million of notes (the “Notes”) along with warrants (the “Warrants”) to acquire an aggregate of 1,650,943 shares of common stock (“Common Stock”), par value $0.10 per share, of the Company at an exercise price of $11.925 per share.

Please refer to the discussion in Item 2.01 hereof, which is incorporated herein by reference.

The foregoing summary of each of the Notes and the Warrants is not complete and is qualified in its entirety by reference to the Form of Promissory Note and the Form of Warrant, which are filed herewith as Exhibit 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets

On March 6, 2006, pursuant to the terms of that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of November 9, 2006, the Company and Devcon Acquisition, Inc., an indirect wholly-owned subsidiary of the Company, completed a merger (the “Merger”) in which the Company acquired all of the outstanding capital stock of Guardian International, Inc., a Florida corporation (“Guardian”), for an estimated aggregate cash purchase price (the “Purchase Price”) of approximately $65.5 million. The Purchase Price consists of (i) approximately $23.6 million paid to the holders of the common stock of Guardian, (ii) approximately $23.3 million paid to redeem both series of Guardian’s preferred stock, (iii) approximately $13.3 million used to assume and pay specified Guardian debt obligations and expenses and (iv) approximately $1.0 million used to satisfy specified expenses incurred by Guardian in connection with the Merger. As of closing, Guardian common shareholders were entitled to a payment of a portion of the Purchase Price, which was approximately $2.62 per share. The balance of the Purchase Price, approximately $3.3 million, has been placed in escrow. Subject to reconciliation based upon recurring monthly revenue and net working capital levels as of closing and subject to other possible adjustments, Guardian common shareholders are expected to receive a pro rata distribution from the escrowed amount approximately six months after the closing. The Merger was approved by shareholders of Guardian on February 24, 2006.

On March 6, 2006, the Company also (i) closed the private placement of the Notes along with the Warrants under the terms of the Securities Purchase Agreement, (ii) increased its credit line (the “Credit Line”) from $70 million to $100 million under its revolving credit facility with CapitalSource Finance, LLC (“CapitalSource”) and (iii) drew down an additional $35.6 million under the Credit Line. Most of the proceeds from the Notes, the Warrants and the increase and draw down under the Credit Line were used to acquire Guardian. The remaining proceeds were used to repay an $8 million bridge loan, which was issued in November, 2005, and the remainder of the Credit Line is being and will be used for general corporate purposes, including working capital.

The Company anticipates that pursuant to the terms of the Securities Purchase Agreement, the private placement investors will subsequently receive an aggregate of 45,000 shares of Series A convertible preferred stock (“Series A Convertible Preferred Stock”), par value $.10 per share, of the Company with a liquidation preference equal to $1,000 convertible into Common Stock at a conversion price equal to $9.54 per share for each share of Series A Convertible Preferred Stock. The conversion price of the Series A Convertible Preferred Stock and the exercise price of the Warrants will be subject to certain anti-dilution adjustments.

The effectiveness of the sale of the Series A Convertible Preferred stock is also subject to approval by the Company’s shareholders of (i) the creation of a new class of preferred stock and (ii) the creation of a new series of preferred stock designated Series A Convertible Preferred Stock. The issuance of the new series of preferred stock could also cause the potential issuance of greater than 20% of the Company’s outstanding shares of Common Stock upon conversion of the Series A Convertible Preferred Stock and exercise of the Warrants. Holders of more than 50% of the Company’s Common Stock have approved the foregoing; however, the approval will not be effective until the Securities Exchange Commission rules and regulations relating to the delivery of an Information Statement on Schedule 14C to shareholders of the Company have been fully satisfied. The sale of the shares of Series A Convertible Preferred Stock is expected to take place on or before July 31, 2006.

The foregoing summary of each of the Merger Agreement and the Securities Purchase Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated by reference herein to Exhibit 2.1 filed with the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 16, 2005, and the Securities Purchase Agreement, which is incorporated by reference herein to Exhibit 10.3 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 14, 2006. A copy of the press release issued by the Company and dated as of March 6, 2006, is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure

The Company is attaching a copy of a press release issued March 6, 2006 as Exhibit 99.1.

In accordance with general instruction B.2 of Form 8-K, the information in this Item 7.01 of Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

The financial statements required by this Item will be filed by amendment not later than 71 calendar days after the date that this Report on Form 8-K was due to be filed.

(b)	Pro Forma Financial Information

The financial statements required by this Item will be filed by amendment not later than 71 calendar days after the date that this Report on Form 8-K was due to be filed.

(c)	Exhibits

2.1	Agreement and Plan of Merger, dated as of November 9, 2005, by and among the Company, Devcon Acquisition, Inc. and Guardian International, Inc. (incorporated by reference to Exhibit 2.1 filed with the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 16, 2005).

10.1	Form of Promissory Note.

10.2	Form of Warrant.

10.3	Securities Purchase Agreement, dated as of February 10, 2006, among the Company and the buyers named therein (incorporated by reference to Exhibit 10.1 filed with the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 14, 2005).

99.1	Press Release issued March 6, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEVCON INTERNATIONAL CORP.

Dated: March 8, 2006	By:	/s/ Stephen J. Ruzika
Stephen J. Ruzika
Chief Executive Officer & President

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of November 9, 2005, by and among the Company, Devcon Acquisition, Inc. and Guardian International, Inc. (incorporated by reference to Exhibit 2.1 filed with the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 16, 2005).

10.1	Form of Promissory Note.

10.2	Form of Warrant.

10.3	Securities Purchase Agreement, dated as of February 10, 2006, among the Company and the buyers named therein (incorporated by reference to Exhibit 10.1 filed with the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 14, 2005).

99.1	Press Release issued on March 6, 2006.